                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
   6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             METROMAIL CORPORATION
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                     LOGO
                             360 EAST 22ND STREET
                         LOMBARD, ILLINOIS 60148-4989

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON APRIL 24, 1997

                               ----------------

Dear Stockholder:

  The Annual Meeting of Stockholders of Metromail Corporation, a Delaware corporation, will be held on Thursday, April 24, 1997, at 8:00 a.m., Chicago time, at The DuPage Club, 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

    (1) To elect one person to the Board of Directors;

    (2) To approve the Amended and Restated Metromail Corporation 1996 Stock Incentive Plan;

    (3) To approve the Metromail Corporation 1997 Employee Stock Purchase Plan; and

    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

  In accordance with the Company's by-laws and resolution of the Board of Directors, only stockholders of record at the close of business on March 3, 1997 will be entitled to notice of and to vote at the meeting.

  A proxy statement and proxy card with respect to the meeting are enclosed. The Annual Report of the Company for the year ended December 31, 1996 is also enclosed.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          LOGO
                                          Thomas J. Quarles
                                          Secretary

Lombard, Illinois
March 21, 1997

                                     LOGO
                             360 EAST 22ND STREET
                         LOMBARD, ILLINOIS 60148-4989

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Metromail Corporation, a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 24, 1997, at 8:00 a.m., Chicago time, at The DuPage Club, 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, and at any adjournment(s) thereof. The approximate date on which this Proxy Statement and the enclosed proxy are first being mailed to stockholders is March 21, 1997.

                         VOTING RIGHTS AND PROCEDURES

  The Company's common stock, par value $.01 per share (the "Common Stock"), is the only issued and outstanding class of stock. At the close of business on March 3, 1997 (the "Record Date"), the Company had issued and outstanding 22,257,100 shares of Common Stock. Each share entitles the holder thereof to one vote on each matter submitted to a vote of stockholders. Only holders of record of the Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

  Shares represented by an effective proxy given by a stockholder will be voted as directed by the stockholder. A stockholder who submits a proxy on the accompanying form has the right to revoke it at any time prior to its use by delivering a written notice to the Secretary of the Company, by executing a later-dated proxy or by attending the Annual Meeting and voting in person. With respect to each matter specified in the notice of the Annual Meeting, a stockholder may (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or
(iii) "ABSTAIN" from voting on the matter. Stockholders are urged to indicate their vote on each matter in the space provided. If a properly executed proxy form is returned to the Company and no space is marked, it will be voted by the persons therein named at the meeting: (i) "FOR" the election of the director recommended by the Board of Directors; (ii) "FOR" the approval of the Amended and Restated Metromail Corporation 1996 Stock Incentive Plan (the "1996 Plan"); (iii) "FOR" the approval of the Metromail Corporation 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"); and (iv) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

  A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of such stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions will likewise be considered present and entitled to vote for purposes of determining the presence of a quorum.

  The presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum at the Annual Meeting. The director will be elected by the affirmative vote of a plurality of the votes cast in the election of directors, provided a quorum is present. Stockholders are not allowed to cumulate their votes in the election of directors. Abstentions and non-voted shares are not treated as votes cast and therefore will not affect the outcome of the election of directors. Approval of the 1996 Plan and the Stock Purchase Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote on such proposal, provided a quorum is present. Abstentions are treated as being present and entitled to vote at the meeting and therefore will have the effect of a vote against approval of the 1996 Plan and the Stock Purchase Plan. Non-voted shares are not treated as present and entitled to vote at the meeting and therefore will have no effect on the approval of the 1996 Plan or the Stock Purchase Plan.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting and such election inspectors will determine whether or not a quorum is present.

  The Company will bear all costs of soliciting proxies, including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and facsimile, all without extra compensation. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for a fee of $6,000, plus reasonable out-of-pocket expenses.

                             ELECTION OF DIRECTOR

  The Company's Certificate of Incorporation provides for three classes of directors of as nearly equal size as possible, and further provides that the total number of directors shall be determined by resolution adopted by a majority of the directors, except that the total number of directors shall not be less than one nor more than fifteen. The term of each class of directors is three years and the term of one class expires each year in rotation.

  The term of the sole director in the First Class expires at the 1997 annual election to be held at the Annual Meeting. At the present time it is intended that shares represented by the enclosed proxy will be voted "FOR" the election of Jonathan P. Ward for a three-year term expiring at the 2000 annual election. Mr. Ward is now serving as a director of the Company. Mr. Ward has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that Mr. Ward will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

  The affirmative vote of a plurality of the votes cast in the election of directors is required to elect Mr. Ward as a director of the First Class.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JONATHAN P. WARD AS A DIRECTOR OF THE FIRST CLASS.

INFORMATION ABOUT DIRECTORS AND NOMINEE FOR DIRECTOR

 Director of the First Class

  Nominated for election at the 1997 Annual Meeting for Term Expiring in 2000

  Jonathan P. Ward has been a director of the Company since February 1996 and has been Executive Vice President and Sector President, Commercial Print Sector of R. R. Donnelley & Sons Company ("R. R. Donnelley") since January 1995. Mr. Ward joined R. R. Donnelley in 1977 and has held a number of positions, including Sector President, Commercial Print Sector of R. R. Donnelley in 1994, President, Merchandise Media of R. R. Donnelley from 1992 to 1994 and President, Financial Services of R. R. Donnelley in 1991. Mr. Ward is also a member of the board of directors of Siegwerk, Inc. Age 42.

 Directors of the Second Class

  Terms Expire in 1998

  Susan L. Henricks has been a director of the Company since January 1996 and has been President and Chief Executive Officer of the Company since July 1995. She was President of the Company from May 1995 until

July 1995. Ms. Henricks joined the Company in 1986 and served as Reference and Information Services Division President from 1990 to May 1995, Senior Vice President, Information Services, in 1989, Vice President, Data Processing in 1988 and Vice President of Production from 1986 to 1988. Prior to joining the Company, she held various positions with CNA Insurance Company, Centerre Bank, N.A. and The Signature Group. Age 46.

  Robert C. McCormack has been a director of the Company since August 1996. Mr. McCormack is a founding partner of Trident Capital Inc., a private equity investment firm that invests in information and business services companies. Prior to founding Trident Capital, he served as Assistant Secretary of the Navy (financial management) and Comptroller of the Navy from 1990 to 1993. From 1987 to 1990, he also served as Deputy Under Secretary of Defense for Acquisitions (acting), Deputy Under Secretary of Defense for Industrial and International Programs and Deputy Assistant Secretary of Defense for Production Support. From 1981 to 1987, Mr. McCormack was vice president, principal and managing director of Morgan Stanley & Co. Incorporated. He is also a member of the board of directors of Illinois Tool Works, Inc. and DeVry Inc. Age 57. Chairman of the Human Resources and Audit Committees.

 Directors of the Third Class

  Terms Expire in 1999

  Barton L. Faber has been Chairman of the Company since January 1996 and a director of the Company since July 1995. He served as President, Information Resources of R. R. Donnelley from January 1995 to June 1996. From September 1989 until January 1995, he was President, Information Services of R. R. Donnelley. Prior to that time, he was Vice President and Director, Information Services of R. R. Donnelley in 1989, Vice President, Corporate Development of
R. R. Donnelley from April 1985 until 1989 and Group Manager, Business Development and Analysis of R. R. Donnelley from the time he joined R. R. Donnelley in January 1985 until April 1985. Prior to joining R. R. Donnelley, he held various positions with Mobil Oil Corporation and Ramada Europe. Mr. Faber is also a member of the board of directors of Dataware Technologies, Inc., Document Sciences Corporation, GeoSystems Global Corporation and Xeikon N.V. Age 49.

  Peter F. Murphy has been a director of the Company since February 1996 and has been Vice President and Corporate Controller of R. R. Donnelley since April 1995. From June 1994 until April 1995, Mr. Murphy was Director, Financial Reporting of R. R. Donnelley. Prior to joining R. R. Donnelley, he was with Kraft General Foods, Inc. where he served as Assistant Controller-International from May 1992 until May 1994 and Assistant Corporate Controller from 1989 until 1992, and was general practice manager with Coopers & Lybrand from 1983 until 1989. Age 41.

MEETINGS AND COMMITTEES OF THE BOARD

  The Board of Directors has two standing committees: the Human Resources Committee and the Audit Committee. The Board of Directors does not have a Nominating Committee or any committee performing similar functions. Since consummation of the Company's initial public offering of Common Stock (the "IPO") on June 19, 1996, the Board of Directors met five times during 1996. Other than Mr. Ward, each director was present for 75% or more of the total number of meetings of the Board of Directors. Neither the Human Resources Committee nor the Audit Committee met during 1996.

  The Human Resources Committee makes recommendations to the Board of Directors regarding the selection, retention and compensation of senior officers of the Company, the overall compensation strategy of the Company, the compensation of non-employee directors and management succession. The Human Resources Committee also is responsible for administering and making grants under the 1996 Plan and the Company's 1996 Broad-Based Employee Stock Plan and will be responsible for administering the Stock Purchase Plan, if such plan is approved by the stockholders at the Annual Meeting.

  The Audit Committee will be responsible for reviewing with management the financial controls, accounting and audit and reporting activities of the Company. The Audit Committee will review the qualifications of the

Company's independent auditors, make recommendations to the Board of Directors as to the selection of independent auditors, review the scope, fees and results of any audit and review non-audit services and related fees provided by the independent auditors. The Audit Committee will also review and report to the Board of Directors regarding the implementation of the Company's Standards of Ethics and Business Conduct and the Company's Fair Information Practices Group.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information with respect to the beneficial ownership of the outstanding Common Stock by all persons known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 1996. The information set forth below is based on information available to the Company and a review of statements filed with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 (the "Exchange Act").

                                                   SHARES OF      PERCENTAGE OF
                                                  COMMON STOCK     OUTSTANDING
      NAME AND ADDRESS                         BENEFICIALLY OWNED SHARES OWNED
      ----------------                         ------------------ -------------
      R. R. Donnelley & Sons Company..........     8,600,000          38.5%
       77 West Wacker Drive
       Chicago, Illinois 60601
      J. W. Seligman & Co. Incorporated.......     2,509,814          11.2%
       100 Park Avenue
       New York, New York 10017
      FMR Corp................................     1,568,800           7.0%
       82 Devonshire Street
       Boston, Massachusetts 02109

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the beneficial ownership of the outstanding Common Stock as of December 31, 1996 by (i) each director of the Company, (ii) each of the five executive officers of the Company named in the table under "Compensation of Directors and Executive Officers--Summary Compensation Table," and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all persons listed have sole voting and dispositive power over the shares beneficially owned.

                                                 SHARES OF        PERCENTAGE OF
                                               COMMON STOCK        OUTSTANDING
      NAME                                 BENEFICIALLY OWNED(1) SHARES OWNED(1)
      ----                                 --------------------- ---------------
      Barton L. Faber....................         20,000(2)              *
      Susan L. Henricks..................         19,500(2)              *
      Ronald G. Eidell...................          7,000                 *
      Robert C. McCormack................         13,200(3)              *
      Peter F. Murphy....................          1,000(3)              *
      Tery R. Larrew.....................            500                 *
      Thomas J. Quarles..................          1,000                 *
      Jonathan P. Ward...................          1,000(3)              *
      Directors and executive officers as
       a group (12 persons)..............         66,700(4)              *

--------
*Less than 1%.

(1) Calculated pursuant to Rule 13d-3 under the Exchange Act. None of the persons set forth in the table holds options to purchase Common Stock that are exercisable within 60 days.
(2) Includes 17,000 shares of restricted Common Stock that vest in 25% increments on each of the first four anniversaries of June 19, 1996.
(3) Includes 1,000 shares of restricted Common Stock that vest on September 1, 1999.
(4) Includes the shares of restricted Common Stock described in notes (2) and
    (3) above.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. During 1996, each of Ms. Susan Henricks, Messrs. Philip Bonello, Ronald Eidell, Barton Faber, Kenneth Glowacki, Tery Larrew, Peter Murphy, Michael Reynolds, Mac Rodgers, Thomas Quarles and Jonathan Ward and R. R. Donnelley were late in filing their initial statement of beneficial ownership.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

  The following table sets forth compensation information for the Company's Chairman and the other four most highly compensated executive officers of the Company serving as such on December 31, 1996. Information for prior years is omitted in accordance with the rules of the Commission.

                                ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                              ----------------------------- -------------------------------
                                                                    AWARDS          PAYOUTS
                                                     OTHER  ----------------------- -------      ALL
                                                    ANNUAL  RESTRICTED  SECURITIES              OTHER
                                                    COMPEN-   STOCK     UNDERLYING   LTIP      COMPEN-
        NAME AND              SALARY      BONUS     SATION   AWARD(S)  OPTIONS/SARS PAYOUTS    SATION
   PRINCIPAL POSITION    YEAR   ($)        ($)      ($)(1)    ($)(2)      (#)(3)      ($)        ($)
   ------------------    ---- -------    -------    ------- ---------- ------------ -------    -------
Barton L. Faber......... 1996 310,008    106,764(5) 13,033   357,000     170,000        -0-     7,864(7)
 Chairman (4)            1995 275,000    100,047    10,016   286,875      13,500    220,559(6)  4,665
Susan L. Henricks....... 1996 245,667    118,620(5)  8,694   357,000     170,000        -0-     6,412(7)
 President and           1995 216,233     70,420     6,716   286,875      12,000        -0-       -0-
 Chief Executive Officer
Ronald G. Eidell........ 1996 123,149(8)  67,949     9,917       -0-      64,000        -0-     5,271(7)
 Senior Vice President
 and
 Chief Financial Officer
Tery R. Larrew.......... 1996 156,000    113,568     8,985       -0-      50,000        -0-       -0-
 President, Database     1995 147,710    109,008     2,583       -0-       6,000        -0-       -0-
 Marketing Services and
 President,
 Customer Insight
 Company
Thomas J. Quarles....... 1996 123,149(8)  67,949     9,383       -0-      70,000        -0-       -0-
 Senior Vice President,
 General Counsel, Chief
 Administrative
 Officer and Secretary

--------
(1) Includes the employer matched contribution for the March 1996 and March 1995 purchase of shares of R. R. Donnelley common stock under the
    R. R. Donnelley Stock Purchase Plan equal to 50% of the amount contributed by the employee toward the purchase of R. R. Donnelley common stock for the employee's account and a cash payment equal to 20% of the amount the employee contributed to assist in the payment of taxes owed by the employee as a result of the matched contribution. As of the completion of the IPO, the Company ceased to participate in the R. R. Donnelley Stock Purchase Plan.
(2) All 1996 amounts reflect the value of restricted stock awards of Company Common Stock and all 1995 amounts reflect the value of restricted stock awards of R. R. Donnelley common stock. As of December 31,

   1996, both Mr. Faber and Ms. Henricks held 17,000 shares of restricted Company Common Stock valued at $310,250 in the aggregate. Values of restricted stock awards shown in the Summary Compensation Table are based on the closing price of the Company Common Stock or R. R. Donnelley common stock on the respective dates of grant. Values of restricted stock awards as of December 31, 1996 as disclosed in this footnote are based on the closing price of the Company Common Stock as of December 31, 1996. Dividends are paid on restricted Company Common Stock at the same rate and at the same time as on the Company Common Stock. Such restricted Company Common Stock vests in annual 25% increments on each of the first four anniversaries of June 19, 1996.
(3) The security underlying the stock options reflected in this column for 1996 is Company Common Stock and for 1995 is R. R. Donnelley common stock.
(4) Until June 19, 1996, the compensation of Mr. Faber was paid by
    R. R. Donnelley.
(5) The 1996 bonus for Mr. Faber includes a $43,943 bonus earned in 1996 under the R. R. Donnelley bonus plan. The 1996 bonus for Ms. Henricks includes a $33,511 bonus earned in 1996 under the R. R. Donnelley bonus plan.
(6) Dollar value of payout by R. R. Donnelley on long-term performance award granted by R. R. Donnelley in 1993.
(7) Premiums paid by the Company in connection with whole life insurance policies which are owned by Ms. Henricks and Messrs. Faber and Eidell, respectively.
(8) Reflects salary paid by the Company for the period beginning on June 19, 1996 (the effective date of the employment agreements of Messrs. Eidell and Quarles) and ending December 31, 1996. Prior to June 19, 1996, Messrs. Eidell and Quarles were employees of R. R. Donnelley.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth information for the individuals named in the Summary Compensation Table regarding grants in 1996 of options to purchase Common Stock.

                                                                                             POTENTIAL
                                                                                        REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL
                                                                                          RATES OF STOCK
                                                                                        PRICE APPRECIATION
                                               INDIVIDUAL GRANTS                        FOR OPTION TERM (1)
                         -------------------------------------------------------------- -------------------
                               NUMBER OF            % OF TOTAL     EXERCISE
                         SECURITIES UNDERLYING  OPTIONS GRANTED TO   PRICE   EXPIRATION
     NAME                OPTIONS GRANTED (#)(2) EMPLOYEES IN 1996  ($/SHARE)    DATE      5%($)    10%($)
     ----                ---------------------- ------------------ --------- ---------- --------- ---------
Barton L. Faber.........        170,000               13.0%         $20.50    6/18/06   2,191,698 5,554,192
Susan L. Henricks.......        170,000               13.0%         $20.50    6/18/06   2,191,698 5,554,192
Ronald G. Eidell........         64,000                4.9%         $20.50    6/18/06     825,110 2,090,990
Tery R. Larrew..........         50,000                3.8%         $20.50    6/18/06     644,617 1,633,586
Thomas J. Quarles.......         70,000                5.3%         $20.50    6/18/06     902,464 2,287,020

--------
(1) The potential realizable dollar value of a grant is the product of: (a) the difference between (i) the product of the per-share market price at the time of the grant and the sum of 1 plus the stock appreciation rate compounded annually over the term of the option (here, 5% and 10%), and
    (ii) the per-share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end.
(2) Each of the options becomes exercisable in four annual 25% installments on each of the first four anniversaries of the date of grant, unless the vesting schedule is accelerated to become fully exercisable upon a change of control as defined in the 1996 Plan or after the first anniversary of the date of grant upon death, retirement or disability.

AGGREGATED OPTION EXERCISES IN 1996 AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth information for the individuals named in the Summary Compensation Table regarding their holdings of unexercised options to purchase Common Stock as of December 31, 1996. None of the named individuals exercised options to purchase Common Stock in 1996.

                                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                            SHARES ACQUIRED    VALUE     OPTIONS AT DECEMBER 31, 1996 AT DECEMBER 31, 1996 ($)
        NAME                ON EXERCISE (#) REALIZED ($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
        ----                --------------- ------------ ---------------------------- -------------------------
   Barton L. Faber.........       -0-           -0-              -0-/170,000                     -0-
   Susan L. Henricks.......       -0-           -0-              -0-/170,000                     -0-
   Ronald G. Eidell........       -0-           -0-              -0-/ 64,000                     -0-
   Tery R. Larrew..........       -0-           -0-              -0-/ 50,000                     -0-
   Thomas J. Quarles.......       -0-           -0-              -0-/ 70,000                     -0-

RETIREMENT BENEFITS

  Under the Metromail Corporation Pension Plan (the "Pension Plan"), employees who met the eligibility requirements accrued in 1996 an annual retirement benefit computed at the rate of 1.5% on compensation up to "covered compensation," and 2% on compensation in excess of "covered compensation" but not in excess of $150,000 (the maximum amount of compensation for 1996 on which benefits can accrue under current law). The compensation covered by the Pension Plan includes wages and salaries, supplementary compensation and commissions. An employee's "covered compensation" for a year is the average of the Social Security wage bases for the 35-year period ending with such year. Benefits are paid monthly after retirement for the life of the participant (straight life annuity amount) or, if the participant is married or has elected an optional benefit form, in an actuarially reduced amount for the life of the participant and the participant's surviving spouse or other surviving person named as a contingent member. Benefits under the Pension Plan are limited to the extent required by provisions of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. If payment of actual retirement benefits is limited by such provisions, an amount equal to any reduction in retirement benefits will be paid as a supplemental benefit under the Unfunded Supplemental Benefit Plan adopted by the Board of Directors in 1995.

  The following table contains information concerning annual benefits payable pursuant to the Pension Plan on a straight life annuity basis upon retirement at age 65 for the individuals named in the Summary Compensation Table. These benefits include the annual benefits to be paid at age 65 computed on service through December 31, 1996, estimated additional annual benefits which may be earned in the future, assuming the individuals continue in the Company's employ to age 65 and current compensation levels remain unchanged, and total estimated annual benefits on retirement at age 65.

                                                        ESTIMATED ADDITIONAL
                                                         ANNUAL BENEFITS ON
                                                        RETIREMENT AT AGE 65 TOTAL ESTIMATED ANNUAL
                                                         FOR SERVICE AFTER    BENEFITS COMPUTED ON
                                ANNUAL BENEFITS TO BE      1996 ASSUMING        SERVICE THROUGH
                                PAID AT AGE 65 ON THE     CONTINUATION OF    DECEMBER 31, 1996 PLUS
                               BASIS OF SERVICE THROUGH EMPLOYMENT UNTIL AGE BENEFITS WHICH MAY BE
      INDIVIDUAL                DECEMBER 31, 1996 ($)          65 ($)         EARNED IN FUTURE ($)
      ----------               ------------------------ -------------------- ----------------------
      Barton L. Faber.........           3,307                123,350               126,657
      Susan L. Henricks.......          32,540                111,342               143,882
      Ronald G. Eidell........           2,453                 75,355                77,808
      Tery R. Larrew (1)......             -0-                    -0-                   -0-
      Thomas J. Quarles.......           2,453                119,265               121,718

--------
(1) Mr. Larrew is not covered by the Pension Plan.

COMPENSATION OF DIRECTORS

  Pursuant to the 1996 Plan, on September 1 of each year beginning on September 1, 1996, directors who are not employees of the Company ("non-employee directors") are granted an option to purchase 5,000 shares of Common Stock at a price equal to the fair market value of a share of Common Stock on the date of grant. At their election, non-employee directors also receive annually either (i) a cash retainer equal to $15,000, payable quarterly in arrears, or (ii) an option to purchase 2,500 shares of Common Stock at a price equal to the fair market value of a share of the Common Stock on the date of grant, which option is granted on September 1 of each year. All such option grants become exercisable on the first anniversary of the date of grant. Each non-employee director also receives a one-time grant of 1,000 shares of restricted Common Stock, which shares vest on the third anniversary of the date of grant so long as such person is still serving as a director of the Company at that time. Each current non-employee director received such grant on September 1, 1996. Each future non-employee director will be granted the restricted shares and the options described above on the date on which such person is first elected or begins to serve as a non-employee director. Beginning on September 1, 1997 pursuant to the Metromail Corporation Directors' Deferred Retainer Plan, directors may elect to defer receipt of their cash retainer, if any, until a date not to exceed the date on which they cease to be directors of the Company. During any such deferral period, the deferred cash retainer will accrue interest at a rate equal to the return on five-year U.S. Treasury obligations.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  Mr. Faber entered into a four-year employment agreement with the Company commencing on June 19, 1996, the date of the closing of the IPO. The agreement provides for an annual base salary of $310,000 with a pro-rated bonus opportunity for 1996 to earn up to 100% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997 and later years will be determined by the Board of Directors of the Company or a committee of the Board. Under the terms of the Agreement, Mr. Faber was granted ten-year options to purchase 170,000 shares of Common Stock at a purchase price of $20.50 per share of Common Stock and 17,000 shares of restricted Common Stock pursuant to the 1996 Plan.

  Ms. Henricks entered into a four-year employment agreement with the Company commencing on June 19, 1996. The agreement provides for an annual base salary of $255,000 with a pro-rated bonus opportunity for 1996 to earn up to 90% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997 and later years will be determined by the Board of Directors of the Company or a committee of the Board. Under the terms of the agreement, Ms. Henricks was granted ten-year options to purchase 170,000 shares of Common Stock at a purchase price of $20.50 per share of Common Stock and 17,000 shares of restricted Common Stock pursuant to the 1996 Plan.

  Mr. Eidell entered into a four-year employment agreement with the Company commencing on June 19, 1996. The agreement provides for an annual base salary of $230,000 with a pro-rated bonus opportunity for 1996 to earn up to 90% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997 and later years will be determined by the Board of Directors of the Company or a committee of the Board. Under the terms of the agreement, Mr. Eidell was granted ten-year options to purchase 64,000 shares of Common Stock at a purchase price of $20.50 per share of Common Stock pursuant to the 1996 Plan.

  Mr. Quarles entered into a four-year employment agreement with the Company commencing on June 19, 1996. The agreement provides for an annual base salary of $230,000 with a pro-rated bonus opportunity for 1996 to earn up to 90% of base salary if certain pre-established net income criteria are met by the Company. Bonus opportunities for 1997 and later years will be determined by the Board of Directors of the Company or a committee of the Board. Under the terms of the agreement, Mr. Quarles was granted ten-year options to purchase 70,000 shares of Common Stock at a purchase price of $20.50 per share of Common Stock pursuant to the 1996 Plan.

  Each of Mr. Faber's and Ms. Henricks' employment agreements provides for a severance payment equal to (i) one and one-half times base salary (one times base salary for each of Messrs. Eidell and Quarles) minus the amount of any disability benefits where termination is by reason of disability or (ii) one and one-half times base salary (one times base salary for each of Messrs. Eidell and Quarles) where termination is by the Company for any reason other than for cause or by the executive upon breach by the Company of the agreement or for good reason. A severance payment will not be payable where termination is by the Company for cause, by the executive for any reason other than upon breach by the Company of the agreement or for good reason, or by reason of the executive's retirement or death. Each agreement also contains customary provisions providing for the non-disclosure of confidential information. Each of Mr. Faber's and Ms. Henricks' agreements contains an agreement not to compete with the Company for a period of 18 months after the termination of the agreement. Each of Mr. Eidell's and Mr. Quarles' agreements contains an agreement not to compete with the Company for a period of 12 months after the termination of the agreement.

  Mr. Larrew entered into an employment agreement with Customer Insight Company, a wholly-owned subsidiary of the Company ("CIC"), in connection with the Company's acquisition of CIC in 1994. The agreement provides for Mr. Larrew's employment by CIC as its President and a director through December 31, 1997. The agreement provides Mr. Larrew with a minimum annual salary of $136,260 and the opportunity to earn a pro-rated bonus up to 100% of his annual salary upon satisfaction of certain revenue, profit, customer satisfaction and pre-determined operations objectives relative to CIC. In addition, the agreement requires CIC to pay Mr. Larrew a retention bonus equal to $300,000 if Mr. Larrew is employed by CIC on the third anniversary of CIC's acquisition by the Company. Pursuant to the agreement, R. R. Donnelley granted Mr. Larrew stock options for 8,000 shares of R. R. Donnelley common stock. Pursuant to the agreement, Mr. Larrew agreed not to compete with CIC or any affiliate of CIC within North America and Europe during the term of the agreement and, upon the prior written notice from CIC and the payment of $100,000 in four quarterly installments, for one year after the termination of the agreement.

  Each of Ms. Henricks and Messrs. Faber, Eidell, Larrew and Quarles have entered into Management Agreements with the Company which provide severance benefits in the event of a change in control (as defined in the agreements) of the Company followed by termination of employment. These agreements provide that if the executive's employment is terminated following a change in control of the Company unless such termination is (a) by the Company for cause (as defined in the agreements), (b) as a consequence of death or disability (as defined in the agreements), or (c) by the executive without Good Reason (as defined in the agreements), the executive will receive certain payments and benefits. These payments and benefits include (i) a lump sum payment equal to up to three times (two times in the case of Mr. Larrew's agreement) the executive's current planned compensation (salary and bonus), (ii) an amount in cash equal to three years (two years in the case of Mr. Larrew's agreement) of additional accrued benefits under the Pension Plan and (iii) life, disability, accident and health insurance benefits for a period of 36 months (24 months in the case of Mr. Larrew's agreement) after termination of employment. These agreements also provide that if, after a change in control of the Company, any compensation paid to the executive, whether or not pursuant to such agreement, is subject to the federal excise tax on "excess parachute payments," the Company will pay to the executive such additional amount as may be necessary so that the executive realizes, after the payment of such excise tax and any income tax or excise tax on such additional amount, the amount of such compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, each of Barton L. Faber, Chairman, and Susan L. Henricks, President and Chief Executive Officer, were members of the Company's Board of Directors and participated in deliberations concerning executive officer compensation.

REPORT ON EXECUTIVE COMPENSATION

 1996 Compensation of Executive Officers.

  Prior to the IPO, the Company was a wholly-owned subsidiary of R. R. Donnelley and the levels of compensation for Ms. Henricks and Mr. Faber were principally determined by the Human Resources Committee of R. R. Donnelley, and Mr. Larrew's compensation was principally based on his employment agreement with CIC which was entered into in 1994 in connection with the Company's purchase of CIC. Prior to completion of the IPO, Messrs. Eidell and Quarles were employees of R. R. Donnelley.

  After the IPO, each of the executive officers named in the Summary Compensation Table (other than Mr. Larrew) was compensated pursuant to a four-year employment agreement with the Company providing for a minimum annual base salary and a pro-rated bonus opportunity for 1996 if certain pre-established 1996 net income criteria were met by the Company. The agreements also set forth the number of options to purchase shares of Common Stock granted in 1996 to the executive officers and, with respect to Mr. Faber and Ms. Henricks, the number of shares of restricted Common Stock granted in 1996. The terms of the agreements were determined in accordance with the principles set forth by the Human Resources Committee of R. R. Donnelley and were approved by the Board of Directors of the Company in March 1996. The stock options and awards of restricted Common Stock were also approved by the Board of Directors in order to align the interests of management more closely with those of the stockholders of the Company by increasing stock ownership by management and tying a meaningful portion of compensation to the performance of the Common Stock.

  In connection with the compensation of executive officers for 1996, the Human Resources Committee of R. R. Donnelley also gave the Company the ability to grant discretionary cash bonuses to certain employees, including the executive officers named in the Summary Compensation Table. Messrs. Eidell, Larrew and Quarles all received such grants in 1996, which were approved by the Board of Directors.

  Mr. McCormack became a member of the Board of Directors in August 1996. Accordingly, he only participated in the compensation decisions made by the Board subsequent to such date.

 Formation of Human Resources Committee

  In August 1996, the Board of Directors adopted a resolution designating the Human Resources Committee (the "Committee"). The Committee makes recommendations to the Board of Directors regarding the selection, retention and compensation of senior officers of the Company, including the executive officers named in the Summary Compensation Table (the "named executive officers"), the overall compensation strategy of the Company, the compensation of non-employee directors and management succession. The Committee also is responsible for administering the 1996 Plan and the 1996 Broad-Based Employee Stock Plan and is responsible for making grants under each of those plans and will be responsible for administering the Stock Purchase Plan, if such plan is approved by the stockholders at the Annual Meeting. Mr. McCormack is currently the only member of the Committee. The Board of Directors intends to add another independent director in 1997 and to appoint such director to the Committee.

 Compensation Policy Regarding Executive Officers

  Beginning in 1997, the Committee is responsible for making recommendations to the Board of Directors regarding the annual salary, short-term cash and long-term stock incentive compensation, and other compensation of executive officers, including the named executive officers. The Board of Directors expects that the Committee will make recommendations regarding (i) the establishment of the target percentage of each executive officer's total compensation package that is comprised of salary, short-term cash and long-term stock incentive compensation, and other compensation, (ii) the base salary of each executive officer, and (iii) the establishment of performance criteria under annual and long-term awards that tie such awards to the Company's performance. The Committee will also determine the size and terms of any stock option or other stock-based awards made under the 1996 Plan. A report on 1997 compensation is expected to be made in the Company's proxy statement for the 1998 annual meeting of stockholders.

  Tax laws limit the deduction a publicly-held corporation is allowed for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. The Company will consider ways to maximize the deductibility of executive compensation but has reserved the right to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. As a result, some portion of executive compensation paid to an executive officer whose compensation is subject to the deduction limits described above may not be deductible by the Company.

 Compensation of Chairman

  Prior to the IPO, the level of compensation for Mr. Faber was principally determined by the Human Resources Committee of R. R. Donnelley. After the IPO, Mr. Faber's 1996 compensation was determined in accordance with his employment agreement with the Company, which became effective on June 19, 1996, the closing date of the IPO. As stated above, the terms of Mr. Faber's employment agreement were determined in accordance with the principles set forth by the Human Resources Committee of R. R. Donnelley and were approved by the Board of Directors of the Company in March 1996. Under the employment agreement, Mr. Faber was paid an annualized base salary of $310,000 with a pro-rated bonus opportunity for 1996 to earn up to 100% of his annual base salary if certain pre-established 1996 net income criteria were met by the Company. In 1996, the Company's net income exceeded the minimum net income target, resulting in a pro-rated bonus payment by the Company to Mr. Faber equal to $62,821.

  Under his employment agreement, Mr. Faber was granted options to purchase 170,000 shares of Common Stock, including options to purchase 20,000 shares of Common Stock as consideration for the cancellation of 5,000 shares of R. R. Donnelley restricted common stock. In addition, in 1996 Mr. Faber was granted 17,000 shares of restricted Common Stock. As stated above, the stock options and award of restricted Common Stock were approved by the Board of Directors in order to align the interests of Mr. Faber more closely with those of the stockholders of the Company by increasing his stock ownership and tying a meaningful portion of his compensation to the performance of the Company's Common Stock.

  This report has been prepared by the following members of the Board of
Directors:

                                          Barton L. Faber
                                          Susan L. Henricks
                                          Robert C. McCormack
                                          Peter F. Murphy
                                          Jonathan P. Ward

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total return on the Common Stock with the cumulative total return on the Standard & Poor's 500 Stock Index (a broad market index) and the Dow Jones Industrial and Commercial Services Index (an industry index) for the period from June 14, 1996, the date upon which the Common Stock began trading on the New York Stock Exchange, through January 31, 1997. These comparisons assume an initial investment of $100 and the reinvestment of dividends.

                               PERFORMANCE GRAPH
                                     LOGO

  The data points for the above graph are as follows:

                         6/14/96 6/30/96 7/31/96 8/31/96 9/30/96 10/31/96 11/30/96 12/31/96 1/31/97
                         ------- ------- ------- ------- ------- -------- -------- -------- -------
Standard & Poor's 500...   100     100.7    96.1    97.9   103.2    105.9    113.7    111.2   118.1
Metromail...............   100     101.1    87.6    79.1    97.7     83.1    104.5     82.5    93.2
Dow Jones Industrial &
 Commercial Services....   100      94.9    89.7    91.4    95.7     93.6     89.3     86.4    82.7

                             CERTAIN TRANSACTIONS

  Prior to completion of the IPO, the Company was a wholly-owned subsidiary of
R. R. Donnelley. Since its acquisition by R. R. Donnelley in mid-1987, the Company funded its operations, capital expenditures and acquisitions in part through borrowings from a subsidiary of R. R. Donnelley. Approximately $247.4 million of the net proceeds of $267.4 million from the IPO were used to repay amounts owed by the Company to R. R. Donnelley and its subsidiaries. As of December 31, 1996, the Company had no outstanding indebtedness to R. R. Donnelley and R. R. Donnelley owned approximately 38.5% of the outstanding Common Stock. In addition, Messrs. Ward and Murphy, who are directors of the Company, are employees of R. R. Donnelley. Mr. Ward is Executive Vice President and Sector President, Commercial Print Sector of R. R. Donnelley and Mr. Murphy is Vice President and Corporate Controller of R. R. Donnelley.

  Prior to completion of the IPO, the Company obtained certain services from, and provided certain services to, R. R. Donnelley, participated in a number of employee benefit plans maintained by R. R. Donnelley and was included as part of R. R. Donnelley's federal income tax and certain other tax returns. In connection with the IPO, the Company entered into certain agreements with
R. R. Donnelley relating to these matters. None of these agreements resulted from "arm's length" negotiations.

  Pursuant to a Transition Services Agreement between R. R. Donnelley and the Company, R. R. Donnelley or its affiliates agreed to perform certain legal, environmental, real estate, risk management and tax services for the Company, and the Company agreed to furnish R. R. Donnelley certain financial information. The Transition Services Agreement was in effect until December 31, 1996, except with respect to tax services, the provision of which ended on January 31, 1997. The Company and R. R. Donnelley have agreed to extend the term of the Transition Services Agreement until June 30, 1997 with respect to the provision by R. R. Donnelley of certain legal services to the Company. Total payments by the Company to R. R. Donnelley for services performed pursuant to the Transition Services Agreement were approximately $0.2 million in 1996.

  Pursuant to a Sales Agreement between R. R. Donnelley and the Company, R. R. Donnelley agreed that, to the extent R. R. Donnelley identifies certain opportunities for sales of services of the type that the Company provides from among R. R. Donnelley's current and prospective customers, it will obtain detailed requirements regarding the sales opportunity and, prior to soliciting any competitor of the Company to provide the services, request a quotation from the Company for the Company's terms of providing the services. If the Company furnishes a quotation and if R. R. Donnelley successfully sells the services of the Company to the customer, R. R. Donnelley will, following performance of the services, invoice and seek to collect the amounts owed from the customer for the services provided by the Company. Upon collection of such amounts from the customer, R. R. Donnelley will pay over the collected amount less two percent. The initial term of the Sales Agreement will end on December 31, 1998. During 1996, sales by R. R. Donnelley of the Company's products and services approximated $21.8 million.

  Pursuant to a Benefit Administration Services Agreement between R. R. Donnelley and the Company, (i) R. R. Donnelley permitted the Company to continue to participate in the welfare plans of R. R. Donnelley until the Company had established its own welfare plans; (ii) the Company assumed the liability to provide retiree medical and life insurance benefits with respect to active employees who had not satisfied the age and service eligibility requirements to receive such benefits as of the completion of the IPO, and
R. R. Donnelley retained the liability to provide retiree medical and life insurance benefits to all active and terminated employees who had met the age and service requirements for eligibility as of the completion of the IPO; and
(iii) the Company ceased being a participant in the R. R. Donnelley stock purchase plan.

  The Benefit Administration Services Agreement provided that the Company would reimburse R. R. Donnelley for (i) the actual cost of benefits provided under R. R. Donnelley's employee benefit plans for Company employees during the period in which the Company continued to participate in such plans following the IPO and (ii) the Company's pro rata share of administration and plan asset management expenses incurred in the operation of these plans during such period. The Company established its own welfare plans as of July 1,

1996 but received administrative support for such plans from R. R. Donnelley through December 31, 1996. During 1996, the Company paid R. R. Donnelley approximately $6.3 million in connection with benefits and administration of such benefits.

  Pursuant to a Data Center Services Agreement between R. R. Donnelley and the Company, the Company provides to R. R. Donnelley general computer and data processing services, including mainframe processing and technical software systems support and data processing for R. R. Donnelley's internal business purposes. The Data Center Services Agreement will be in effect until December 31, 1998. After December 31, 1998, the Data Center Services Agreement will automatically renew unless terminated by either party upon six months' notice. Pursuant to the Data Center Services Agreement, R. R. Donnelley agreed to pay the Company an annualized fee of $4.3 million for the Company's services under the agreement during the period ended on December 31, 1996 and, thereafter, the yearly fee would be adjusted according to changes in R. R. Donnelley's service needs and increased by an amount equal to the average published consumer price index increase for the preceding 12 months, measured at September 30 of each year, provided that such increases would not exceed six percent per year. In 1996, R. R. Donnelley paid approximately $4.0 million to the Company in connection with such services.

  Prior to completion of the IPO, the Company was included in the consolidated federal income tax return of R. R. Donnelley and filed on a combined basis with R. R. Donnelley in certain states. Thus, rather than paying income taxes directly in these jurisdictions, the Company made tax sharing payments to
R. R. Donnelley pursuant to R. R. Donnelley's tax allocation policy. In general, R. R. Donnelley's tax allocation policy provided that the consolidated or combined tax liability was allocated among the entities in the consolidated or combined group based principally upon taxable income, credits, preferences and other amounts directly related to each entity. Upon completion of the IPO, the Company no longer was permitted to be included in such consolidated and combined tax returns. Instead, it began to file its own federal, state and local income tax returns and pay its own taxes on a separate company basis. Pursuant to a Tax Allocation and Indemnification Agreement between R. R. Donnelley and the Company, however, the Company remained obligated to pay to R. R. Donnelley any income taxes shown on such consolidated and combined tax returns, generally to the extent attributable to the Company, for the tax period (the "Interim Period") beginning on January 1, 1996 and ending on June 19, 1996 (to the extent that it has not previously paid such amounts to R. R. Donnelley). In addition, the Tax Allocation and Indemnification Agreement provides that if the income tax liability shown on any such consolidated or combined tax return for the Interim Period and attributable to the Company is adjusted as a result of an action of a taxing authority or a court, then the Company would pay to R. R. Donnelley the full amount of any increase in such tax liability (together with any applicable interest and penalties). Under federal regulations, the Company will be subject to several liability for the consolidated federal income taxes for any tax year (including the Interim Period) in which it was a member of the R. R. Donnelley federal consolidated group (whether or not such taxes are attributable to the Company). R. R. Donnelley has agreed to indemnify the Company against such liability and any similar liability under state and local law. R. R. Donnelley has also agreed to indemnify the Company against any increase in the Company's income taxes (whether or not related to taxes paid on a consolidated or combined basis) for periods prior to January 1, 1996 that results from an action of a taxing authority or a court (except to the extent such increase provides tax benefits to the Company for periods beginning on or after January 1, 1996, in which case the sum of such tax benefits will be retained by R. R. Donnelley or paid by the Company to R. R. Donnelley). During 1996, the Company did not pay any amounts to R. R. Donnelley pursuant to the Tax Allocation and Indemnification Agreement.

  On February 24, 1997, the Board of Directors of the Company adopted a stockholder rights plan (the "Rights Plan"). Contemporaneously with the adoption of the Rights Plan, the Company entered into a Registration Rights Agreement and a Letter Agreement with R. R. Donnelley. Pursuant to the Registration Rights Agreement, the Company granted R. R. Donnelley, among other things, the right to four demands for the registration of the Common Stock owned by it under the federal securities laws and the right to be included in other registrations of the Common Stock on behalf of the Company or others. In consideration of the grant of such registration rights, R. R. Donnelley entered into the Letter Agreement whereby it agreed, among other things, not to oppose the adoption of the Rights Plan and not to seek the redemption of the rights or the termination of the Rights Plan. In addition, the Letter Agreement sets forth the number of directors of the Company that R. R. Donnelley is entitled to elect based on the level of R. R. Donnelley's ownership in the Company.

                           APPROVAL OF THE 1996 PLAN

GENERAL

  The Board of Directors is proposing for stockholder approval the 1996 Plan. In connection with the IPO, the Board adopted and R. R. Donnelley, as the Company's then sole stockholder, approved the 1996 Plan and the Metromail Corporation 1996 Broad-Based Employee Stock Plan. Under those plans, an aggregate of 1,600,000 shares of Common Stock were available primarily for the grant of incentive compensation awards in connection with the IPO. On January 30, 1997, the Board adopted an amendment to the 1996 Plan providing for an additional 1,100,000 shares of Common Stock to be available for incentive compensation awards under the 1996 Plan. This proposal to approve the 1996 Plan, as so amended, is being submitted to stockholders for the purpose of satisfying the stockholder approval requirement for performance-based compensation under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If stockholder approval of the 1996 Plan is not obtained, the amendment providing for an additional 1,100,000 shares of Common Stock to be available under the 1996 Plan will not become effective. Reference is made to Exhibit A to this Proxy Statement for the complete text of the 1996 Plan which is summarized below.

  The purpose of the 1996 Plan is to provide incentives to management and other persons, including non-employee directors of the Company, through rewards based upon the ownership or performance of the Common Stock. Under the 1996 Plan, the Company may grant options to purchase Common Stock, including "incentive stock options" within the meaning of section 422 of the Code, restricted stock, stock units and cash awards. Non-qualified options to purchase 5,000 shares of Common Stock are also granted automatically to non-employee directors on September 1 of each year, and awards of 1,000 shares of restricted Common Stock were granted to each non-employee director on September 1, 1996, and will be granted to any future non-employee director as of the date on which such non-employee director is elected to, or begins to serve on, the Board. A non-employee director may also elect to receive on September 1 of each year, in lieu of an annual cash retainer fee payable by the Company for services as a director for the one-year period beginning on September 1, a non-qualified option to purchase 2,500 shares of Common Stock. Three non-employee directors and approximately 100 employees are eligible to participate in the 1996 Plan.

DESCRIPTION OF THE 1996 PLAN

  Administration. The 1996 Plan is administered by the Committee. Subject to the express provisions of the 1996 Plan, and except for those options and awards of restricted Common Stock granted to non-employee directors described above, the Committee has the authority to select eligible officers and other key management employees or agents of, and consultants and advisors to, the Company, its subsidiaries and any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest, and non-employee directors for participation in the 1996 Plan and determine all of the terms and conditions of each grant and award. Each grant and award will be evidenced by a written agreement containing such provisions not inconsistent with the 1996 Plan as the Committee shall approve. The Committee has the authority to prescribe rules and regulations for administering the 1996 Plan and to decide questions of interpretation of any provision of the 1996 Plan. Except with respect to grants to officers of the Company who are subject to
Section 16 of the Exchange Act or a person whose compensation is likely to be subject to the $1 million deduction limit under section 162(m) of the Code (described below under "Federal Income Tax Consequences"), the Committee may delegate some or all of its power and authority to administer the 1996 Plan to the Chairman or other executive officer of the Company.

  Available Shares. As described above, 1,600,000 shares of Common Stock are currently available for incentive compensation awards under the 1996 Plan and the 1996 Broad-Based Employee Stock Plan. If the proposal is approved by stockholders, an additional 1,100,000 shares of Common Stock will be available under the 1996 Plan. The total 2,700,000 shares of Common Stock that would be available under the 1996 Plan would be reduced by
(i) the number of shares of Common Stock subject to stock options granted under the 1996 Broad-Based Employee Stock Plan and (ii) the number of shares of Common Stock issued pursuant to the Stock Purchase Plan, if such plan is approved by the stockholders at the Annual Meeting. The number of shares available under the 1996 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in the Company's capitalization. In general, shares subject to a grant or award which for any reason are not issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion of a grant or award or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price of an option or to satisfy tax withholding obligations, will again be available under the 1996 Plan. The maximum number of shares of Common Stock with respect which (i) options may be granted during any three-year period to any person is 250,000, and (ii) fixed awards in the form of restricted Common Stock may be granted under the 1996 Plan is 200,000 in the aggregate, in each case subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in the Company's capitalization.

  Change in Control. In the event (i) a person (subject to certain exceptions) becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding securities, (ii) during any period of twenty-four consecutive months beginning on June 19, 1996, individuals who at the beginning of such period constitute the Board and any new director whose election was approved by at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election was previously so approved, cease to constitute a majority of the Board or (iii) the stockholders approve a merger or consolidation with any other corporation (unless the Company's stockholders and any employee benefit plan of the Company receive 50% or more of the voting stock of the surviving company or unless the merger or consolidation implements a recapitalization in which no person acquires more than 50% of the combined voting power of the Company's outstanding securities) or the stockholders approve a complete liquidation of the Company or sale of all or substantially all of the Company's assets, all options will be fully and immediately exercisable, the highest level of achievement will be deemed to be met with respect to performance awards of restricted Common Stock, stock units or cash and such performance awards will be fully and immediately vested and the period of continued employment for all fixed awards of restricted Common Stock, stock units or cash will be deemed completed and such fixed awards will be fully and immediately vested.

  Effective Date, Termination and Amendment. The 1996 Plan became effective on June 19, 1996, the date of the closing of the IPO. If the 1996 Plan is approved by stockholders, the proposal to make an additional 1,100,000 shares of Common Stock available under the 1996 Plan will become effective as of the date of stockholder approval. The 1996 Plan will terminate when shares of Common Stock are no longer available under the 1996 Plan, unless terminated earlier by the Board. The Board may amend the 1996 Plan at any time except that no amendment may be made without stockholder approval if stockholder approval would be required by applicable law, rule or regulation or such amendment would increase the maximum number of shares of Common Stock available under the 1996 Plan.

  Stock Options. The period for the exercise of a non-qualified stock option (other than options automatically granted to non-employee directors) and the option exercise price will be determined by the Committee; provided that the option exercise price will not be less than the fair market value of a share of Common Stock on the date of grant.

  No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. If the recipient of an incentive stock option is a ten percent holder, the option exercise price will be the price required by the Code, currently 110% of fair market value.

  Beginning on September 1, 1996, non-employee directors are automatically granted, on each September 1, non-qualified options to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant ("automatic options"). Beginning on September 1, 1996, a non-employee director may also elect to receive on September 1 of each year, in lieu of an annual cash retainer fee payable by the Company for services as a director, a non-qualified option to purchase 2,500 shares of Common Stock ("elective options"). Automatic options and elective options will become exercisable on the first anniversary of the date of grant and expire on the tenth anniversary of the date of grant.

  Upon exercise, an option exercise price may be paid in cash or by the delivery of previously owned shares of Common Stock, as determined by the Committee. With respect to options other than automatic options and elective options, in the event of termination of employment by reason of retirement or total and permanent disability, each option will be exercisable to the extent set forth in the agreement evidencing such option for a period of no more than five years after the date of such termination of employment, but in no event after the expiration of such option. In the event of termination of employment by reason of death or any reason other than retirement or total and permanent disability, each option will be exercisable to the extent set forth in the agreement evidencing such option for a period of 90 days after the date of death or date of such termination of employment, but in no event after the expiration of such option. With respect to automatic options and elective options, in the event of termination of service on the Board for any reason other than death, each such option will be exercisable to the extent set forth in the agreement evidencing such option for a period of no more than one year after the date of such termination of service on the Board, but in no event after the expiration of such option; provided, however, that if the optionee's service as a director terminates (i) after at least three but less than six years of service as a director, such options may be exercised for a period of no more than two years after the date of such termination of service on the Board, (ii) after at least six but less than nine years of service as a director, such options may be exercised for a period of no more than three years after the date of such termination of service on the Board, and (iii) after nine or more years of service as a director, such options may be exercised for a period of no more than four years after the date of such termination of service on the Board. In the event of termination of service on the Board by reason of death, each automatic option and elective option will be exercisable to the extent set forth in the agreement evidencing such option for a period of 90 days after the date of death, but in no event after the expiration of such option.

  Performance Awards and Fixed Awards. Under the 1996 Plan, bonus awards, whether performance awards or fixed awards, may be made in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of Common Stock but for the power to vote and, subject to the Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of Common Stock and
(iii) shares of Common Stock issued to the eligible person but forfeitable and with restrictions on transfer.

  Performance awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with the actual amount, percentage or number to be determined by reference to the level of achievement of corporate, business unit, division, individual or other specific objectives over a performance period of not less than one nor more than ten years, as determined by the Committee. Fixed awards are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award. Awards of 1,000 shares of restricted Common Stock were granted to non-employee directors on September 1, 1996 and will be granted to any future non-employee director as of the date on which such non-employee director is elected to, or begins to serve on, the Board.

  If shares of restricted Common Stock are subject to a bonus award, the participant will have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than regular quarterly cash dividends, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable performance objectives, a certificate evidencing ownership of the shares of Common Stock will be delivered to the holder of such award.

  If stock units are credited to a participant pursuant to a bonus award, then, subject to the Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of Common Stock after the crediting of the units will be credited to an account for the participant and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five-year U.S. Treasury obligations.

  The Committee may provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement. At the time of vesting, (i) the award, if in units, will be paid to the participant either in shares of Common Stock equal to the number of units, in cash equal to the fair market value of such shares or in such combination thereof as the Committee determines, and the participant's account to which dividend equivalents, other distributions and interest have been credited will be paid in cash, (ii) the award, if a cash bonus award, will be paid to the participant either in cash, in shares of Common Stock with a then fair market value equal to the amount of such award or in such combination thereof as the Committee determines and (iii) shares of restricted Common Stock issued pursuant to an award will be released from the restrictions.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to grants and awards under the 1996 Plan.

  Stock Options. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within such period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the excess of (A) either
(i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise, over (B) the exercise price, and the Company will be entitled to a corresponding deduction.

  Restricted Common Stock and Stock Units. A participant will not recognize any income at the time of the grant of shares of restricted Common Stock (unless the participant makes an election to be taxed at the time the restricted Common Stock is granted) or stock units, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time the restrictions lapse on restricted Common Stock (if such election was not made) and stock units in an amount equal to the excess of the fair market value of the shares or units at such time over the amount, if any, paid for such shares or units. The amount of ordinary income recognized by a participant is deductible by the Company as compensation expense, except to the extent the deduction limit of section 162(m) of the Code (described below) applies. In addition, a participant receiving dividends with respect to restricted Common Stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies. A participant will recognize compensation taxable as ordinary income (subject to income tax withholding) when amounts attributable to stock units are paid (or made available) and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies.

  Cash Bonus Awards. A participant will not recognize any income upon the grant of a bonus award payable in cash and the Company will not be entitled to a tax deduction at such time. At the time such award is paid (or made available), the participant will recognize compensation taxable as ordinary income (subject to income tax withholding) in an amount equal to any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limit of section 162(m) of the Code applies.

  Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, "performance-based" compensation is not subject to the $1 million deduction limit. Based on certain regulations issued by the U.S. Department of the Treasury, certain compensation under the 1996 Plan, such as that payable with respect to options, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 1996 Plan, such as any restricted Common Stock award that is not subject to a performance condition to vesting, would be subject to such limit.

DETERMINABLE PLAN BENEFITS

  The following table sets forth information regarding all awards granted under the 1996 Plan during 1996. On January 31, 1997, the closing sale price of the Common Stock, as reported in the New York Stock Exchange Composite Transactions, was $20.625 per share.

     AMENDED AND RESTATED METROMAIL CORPORATION 1996 STOCK INCENTIVE PLAN

                                                              DOLLAR  NUMBER
                                                               VALUE    OF
      POSITION                                                  ($)    UNITS
      --------                                                ------- -------
      Barton L. Faber.......................................      --  170,000(1)
                                                              357,000  17,000(2)
      Susan L. Henricks.....................................      --  170,000(1)
                                                              357,000  17,000(2)
      Ronald G. Eidell......................................      --   64,000(1)
      Tery R. Larrew........................................      --   50,000(1)
      Thomas J. Quarles.....................................      --   70,000(1)
      Executive officers as a group (9 persons).............      --  724,000(1)
                                                              714,000  34,000(2)
      Non-Employee Directors as a group (3 persons).........      --   17,500(3)
                                                               52,500   3,000(4)
      All employees as a group, excluding executive officers
       (90 persons).........................................      --  427,000(5)

--------
(1) Represents options to purchase shares of Common Stock granted on the closing date of the IPO. The option exercise price per share is $20.50.
(2) Represents shares of restricted Common Stock granted on the closing date of the IPO. The dollar value is based on the closing price of the Common Stock on the date of grant.
(3) Represents options to purchase shares of Common Stock granted on September 1, 1996. The option exercise price per share is $17.5625.
(4) Represents shares of restricted Common Stock granted on September 1, 1996. The dollar value is based on the closing price of the Common Stock on the date of grant.
(5) Represents 423,500 options to purchase shares of Common Stock granted on the closing date of the IPO and 3,500 options to purchase shares of Common Stock granted on August 27, 1996. The option exercise price per share for the options granted on the closing date of the IPO is $20.50 and the option exercise price per share for the options granted on August 27, 1996 is $18.1875.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the 1997 Annual Meeting and entitled to vote on the proposal to approve the 1996 Plan is required to approve the 1996 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED METROMAIL CORPORATION 1996 STOCK INCENTIVE PLAN.

                      APPROVAL OF THE STOCK PURCHASE PLAN

GENERAL

  The Board of Directors is proposing for stockholder approval the Stock Purchase Plan. The purpose of the Stock Purchase Plan is to encourage and facilitate the purchase of Common Stock by eligible employees of the Company and its subsidiaries and to provide an additional incentive to promote the best interests of the Company and its subsidiaries and an additional opportunity to participate in their economic progress. The Stock Purchase Plan was adopted by the Board on January 30, 1997 and, if approved by the stockholders, will become effective July 1, 1997. Reference is made to Exhibit B to this Proxy Statement for the complete text of the Stock Purchase Plan which is summarized below.

DESCRIPTION OF THE STOCK PURCHASE PLAN

  Administration, Amendment and Termination. The Stock Purchase Plan will be administered by the Committee. Subject to the express provisions of the Stock Purchase Plan, the Committee will have complete authority to interpret the Stock Purchase Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Stock Purchase Plan. The Board or the Committee may at any time, and from time to time, amend the Stock Purchase Plan in any respect, except that, without stockholder approval, no amendment may be made changing the number of shares to be reserved under the Stock Purchase Plan (unless certain changes occur in the Company's capital structure as described in the Stock Purchase Plan), or that would otherwise require stockholder approval under applicable law.

  The Stock Purchase Plan will terminate upon the purchase by participants of all shares that may be issued under the Stock Purchase Plan or any earlier time in the discretion of the Board.

  Eligibility. In general, any employee of the Company or any of its subsidiaries that has adopted the Stock Purchase Plan with the prior approval of the Company (the "Participating Companies") is eligible to participate in the Stock Purchase Plan as of the effective date of the Stock Purchase Plan if such employee (a) has been continuously employed by the Participating Companies for at least six months; (b) is customarily employed by the Participating Companies for more than 20 hours per week; and (c) is customarily employed by the Participating Companies for more than five months in any calendar year prior to the beginning of a Purchase Period under the Stock Purchase Plan (a "Participant"). Under the Stock Purchase Plan, the Purchase Period begins on July 1, 1997, and on the first day of each calendar quarter thereafter. Approximately 2,440 employees would have been eligible to participate in the Stock Purchase Plan as of March 1, 1997.

  Available Shares. The maximum number of shares of Common Stock available for purchase under the Stock Purchase Plan will be 300,000 shares, subject to adjustment in the event of certain changes to the Company's capital structure, as described in the Stock Purchase Plan. Notwithstanding anything to the contrary in the Stock Purchase Plan, no employee can purchase Common Stock under the Stock Purchase Plan if such employee, immediately after the grant of the option, would own stock (including shares then purchasable under the Stock Purchase Plan) possessing five percent or more of the total combined voting power or value of all classes of issued and outstanding stock of the Company or any of its subsidiaries. In addition, no Participant can purchase Common Stock under the Stock Purchase Plan and all other employee stock purchase plans (within the meaning of section 423 of the Code) of the Company and its subsidiaries with an aggregate fair market value (determined as of the beginning of each Purchase Period) in excess of $25,000. In addition, an employee will not be permitted to purchase more than 400 shares of Common Stock during any Purchase Period.

  Stock Purchases. Prior to the first day of each Purchase Period for which an employee is eligible to participate in the Stock Purchase Plan, an employee may file an election specifying his or her chosen rate of payroll deduction contributions. Under the Stock Purchase Plan, an employee may elect to make payroll deduction contributions in an amount equal to a whole percentage not less than one and not more than ten percent of the employee's compensation (as defined in the Stock Purchase Plan) for each payroll period, beginning with the first pay date which occurs on or after the entry date as of which such employee commences participation in the Stock Purchase Plan.

  The Committee will cause to be established a separate "Purchase Account" on behalf of each Participant to hold payroll deduction contributions made under the Stock Purchase Plan. Subject to a Participant's right of abandonment described below, the balance of each Participant's Purchase Account will be applied on the last day of each Purchase Period to purchase the number of whole shares of Common Stock determined by dividing the balance of such Participant's Purchase Account as of such date by the Purchase Price. The "Purchase Price" under the Stock Purchase Plan is, with respect to a Purchase Period, the lesser of 85% of the fair market value of a share of Common Stock on the first day of such Purchase Period and 85% of the fair market value of a share of Common Stock on the last day of such Purchase Period.

  Following each Purchase Date, the Company will purchase or issue Common Stock (including, at the option of the Company, shares issued out of treasury), in its sole discretion, on behalf of each Participant.

FEDERAL INCOME TAX CONSEQUENCES

  The Company believes that the Stock Purchase Plan qualifies under section 423 of the Code as an employee stock purchase plan. Under section 423 the Participant does not recognize any taxable income at the time Common Stock is purchased under the Stock Purchase Plan. The following is a brief summary of certain of the U.S. federal income tax consequences generally arising with respect to purchases made under the Stock Purchase Plan.

  If a Participant disposes of shares of Common Stock within two years after the first day of the Purchase Period during which such shares were purchased (a "disqualifying disposition"), the Participant will recognize compensation taxable as ordinary income (and subject to tax withholding) in the amount of the excess of the fair market value of such shares over the Purchase Price of such shares. The Participant's cost basis in the shares will be increased by the amount of such ordinary compensation income. If the amount realized upon such disposition exceeds the Participant's cost basis in the shares of Common Stock (as so increased), the Participant will recognize capital gain in the amount of the difference between the amount realized and such adjusted cost basis. Under current tax law, gain on capital assets held for less than one year is treated as "short-term" capital gain which is not eligible for certain preferential tax treatment afforded "long-term" capital gain. In the event the amount realized is less than the cost basis in the shares of Common Stock (as so increased), the Participant will recognize capital loss from such disposition in the amount of the difference between the adjusted cost basis and the amount realized.

  If a Participant disposes of shares of Common Stock two years or more after the first day of the Purchase Period during which such shares were purchased (a "qualifying disposition"), the tax treatment will be different. The Participant will recognize compensation taxable as ordinary income (and subject to tax withholding) in the amount of the lesser of (i) the excess of the fair market value of the shares for such date over the Purchase Price, and
(ii) the excess of the amount realized from such disposition over the Purchase Price of the shares. The Participant's cost basis in the shares of Common Stock will be increased by the amount of such ordinary compensation income. In addition, the Participant will recognize long-term capital gain equal to the difference (if any) between the amount realized upon such disposition and the cost basis in the shares (as so increased). In the event the amount realized from such disposition is less than the Purchase Price, the Participant will recognize long-term capital loss in the amount of the difference between the Purchase Price and the amount realized.

  The Company will not be entitled to a deduction for any excess of the fair market value of the shares of Common Stock over the Purchase Price, except to the extent the Participant recognizes ordinary compensation income upon a disqualifying disposition.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the 1997 Annual Meeting and entitled to vote on the proposal to approve the Stock Purchase Plan is required to approve the Stock Purchase Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE METROMAIL CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN.

                             INDEPENDENT AUDITORS

  The Company has not selected its independent public accountants for the year ending December 31, 1997. It is expected that this selection will be made at the meeting of the Board of Directors to be held in April 1997, after the Audit Committee has reviewed the audit proposal for such year. After such review, the Audit Committee will recommend the selection of accountants for 1997 to the Board of Directors, which will make the final selection.

  Arthur Andersen LLP served as the Company's independent auditors for the year ended December 31, 1996. Representatives of that firm are expected to attend the Annual Meeting, will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxyholders.

                             STOCKHOLDER PROPOSALS

  The Company currently contemplates that the 1998 Annual Meeting of Stockholders will be held in April of 1998. Stockholder proposals intended to be presented at that meeting must be received by the Company not later than November 21, 1997, at its principal executive offices, Attention: Thomas J. Quarles, Secretary, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that annual meeting.

  The Company's By-laws provide that stockholders seeking to bring business before a meeting of stockholders, or to nominate candidates for election as directors at a meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company, by the Secretary, not less than 60 days nor more than 90 days prior to the scheduled meeting (or, if less than 70 days' notice of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed, or (ii) the day on which public disclosure of the date of such meeting was made). The notice is required to contain certain information about the nominee or proposal and the stockholder making the nomination or proposal. A nomination or proposal that does not comply with the above procedure will be disregarded.

                            ADDITIONAL INFORMATION

  A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 is being provided to stockholders with this Proxy Statement.

                                          By Order of the Board of Directors,

                                          LOGO
                                          Thomas J. Quarles
                                          Secretary

Lombard, Illinois
March 21, 1997

                                                                      EXHIBIT A

                             AMENDED AND RESTATED

                             METROMAIL CORPORATION

                           1996 STOCK INCENTIVE PLAN

                               JANUARY 30, 1997

                                  I. GENERAL

  1. Plan. To provide incentives to management and other persons through rewards based upon the ownership or performance of the common stock of Metromail Corporation (the "Company"), the Committee hereinafter designated, may grant cash or bonus awards, stock options, or combinations thereof, to eligible persons, on the terms and subject to the conditions stated in the Plan. For purposes of the Plan, references to employment by the Company also mean employment by a majority-owned subsidiary of the Company and employment by any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest.

  2. Eligibility. Officers and other key management employees of, agents of, consultants to and advisors to, the Company, its subsidiaries, and any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest, and directors of the Company who are not employees of the Company ("Non-Employee Directors"), shall be eligible, upon selection by the Committee, to receive cash or bonus awards or stock options, either singly or in combination, as the Committee, in its discretion, shall determine. Non-Employee Directors shall also be eligible to participate in the Plan in accordance with Article IV.

  3. Limitation on Shares to be Issued. Subject to adjustment as provided in
Section 5 of this Article I, 2,700,000 million shares of common stock ("common stock") shall be available under the Plan, reduced by (i) the aggregate number of shares of common stock which become subject to outstanding stock options under the terms of the Metromail Corporation 1996 Broad-Based Employee Stock Plan, (ii) the aggregate number of shares of common stock sold under the terms of the Metromail Corporation 1997 Employee Stock Purchase Plan, and (iii) the aggregate number of shares of common stock which become subject to outstanding bonus awards and stock options under this Plan. Shares subject to a grant or award under either the Metromail Corporation 1996 Broad-Based Employee Stock Plan, the Metromail Corporation 1997 Employee Stock Purchase Plan or this Plan which for any reason are not sold, issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price or to satisfy tax withholding obligations, shall again be available for future grants and awards hereunder. For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options may be granted during any three-year period to any person shall be 250,000, subject to adjustment as provided in Section 5 of this Article I. The maximum number of shares of common stock with respect to which fixed awards in the form of restricted stock may be granted hereunder is 200,000 in the aggregate, subject to adjustment as provided in Section 5 of this Article I

  Shares of common stock to be issued may be authorized and unissued shares of common stock, treasury stock or a combination thereof.

  4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board of Directors (the "Committee"). Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code and (ii), a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall, subject to the terms of the Plan, select eligible persons for participation; determine the form of each grant and award, either as cash, a bonus award or stock options or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the time and conditions of vesting, exercise or settlement, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and the recipient thereof and, upon execution by each party and delivery of the agreement to the Company, such grant or award shall be effective as of the effective date set forth in the agreement.

  The Committee may delegate some or all of its power and authority hereunder to the Chairman or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) an employee who is a "covered employee" within the meaning of
Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such employee would be outstanding or (B) an officer or other person subject to Section 16 of the Exchange Act or (ii) decisions concerning the timing, pricing or amount of a grant or award to such an employee, officer or other person.

  A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

  5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and class of securities subject to each outstanding bonus award, the number and class of securities subject to each outstanding stock option, the purchase price per security and the number and class of securities subject to each option and restricted stock award to be granted to Non-Employee Directors pursuant to Article IV shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options without a change in the aggregate purchase price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding grant or award under the Plan, the Company shall pay the holder thereof, in connection with the first vesting, exercise or settlement of such grant or award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the date of such vesting, exercise or settlement over (B) the exercise price, if any, of such grant or award.

  6. Effective Date and Term of Plan. The Plan shall be submitted to the sole stockholder of the Company for approval and, if approved, shall become effective as of the closing date of the Company's initial public offering of common stock. The Plan shall terminate when shares of common stock are no longer available under the Plan unless terminated prior thereto by action of the Board. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

  7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the maximum number of shares available under the Plan. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

                               II. BONUS AWARDS

  1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible persons in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, subject to the Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the eligible person but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

  2. Performance Awards. Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with the actual such amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific objectives over a performance period of not less than one nor more than ten years, as determined by the Committee. No rights or interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the performance period and the determination of the level of achievement specified in the award, and the time of vesting, if any, thereafter shall be as specified in the award.

  3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award.

  4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that a distribution with respect to shares of common stock, other than a regular quarterly cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

  During the restriction period, a certificate or certificates representing restricted shares shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the restricted shares. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of shares of common stock shall be delivered to the holder of such award.

  5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, subject to the Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to an account for the participant and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five year U.S. Treasury obligations.

  6. Vesting and Resultant Events. The Committee may, in its discretion, provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement. At the time of vesting, (i) the award, if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, and the participant's account to which dividend equivalents, other distributions and interest have been credited shall be paid in cash, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.

                              III. STOCK OPTIONS

  1. Grants of Options. Options to purchase shares of common stock may be granted to such eligible persons as may be selected by the Committee. These options may, but need not, constitute "incentive stock options" under Section 422 of the Code or any other form of option under the Code. An incentive stock option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Code). To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options.

  2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option; provided further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

  3. Exercise of Options. The period during which options granted hereunder may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (which the optionee has held for at least six months prior to delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B) and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing common stock shall be delivered until the full purchase price therefor has been paid.

  4. Termination of Employment or Service. An option may be exercised during the optionee's continued employment with the Company or during the optionee's continued provision of services to the Company, and, unless otherwise determined by the Committee as set forth in the agreement relating to the option, for a period not in excess of ninety days following termination of employment or the provision of services, as the case may be, and only within the original term of the option; provided, however, that if employment of the optionee by the Company or the provision of services by the optionee to the Company shall have terminated by reason of retirement or total and permanent disability, then the option may be exercised to the extent set forth in the agreement relating to the option for a period not in excess of five years following termination of employment or the provision of services, but not after the expiration of the term of the option. In the event of the death of an optionee (i) during employment or the term in which services are being provided, (ii) within a period not in excess of five years after termination of employment or the term in which services are being provided by reason of retirement or total and permanent disability or (iii) within ninety days after termination of employment or the term in which services are being provided for any other reason, outstanding options held by such optionee at the time of death may be exercised to the extent set forth in the agreement relating to the option by the executor, administrator, personal representative, beneficiary or similar persons of such deceased optionee within ninety days of the date of death, but in each case only within the original term of the option.

               IV. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

  1. Eligibility. Each Non-Employee Director shall be granted options to purchase shares of common stock and fixed awards in the form of restricted stock in accordance with this Article IV. Options granted under this Article IV shall not constitute incentive stock options.

  2. Grants of Stock Options. Each Non-Employee Director shall be granted options to purchase shares of common stock as follows:

    (a) Non-Elective Grants. On September 1 of each year beginning September 1, 1996 (or, if a person is not a Non-Employee Director on the applicable September 1, on the date on which such person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment), each person who is a Non-Employee Director on such date shall be granted an option to purchase 5,000 shares of common stock (which amount shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employeee Director on a date other than the applicable September 1) at a purchase price per share equal to the fair market value of a share of common stock on the date of grant of such option.

    (b) Elective Grants. On September 1 of each year beginning September 1, 1996, options to purchase 2,500 shares of common stock shall be granted to each Non-Employee Director who, prior to such date, files with the Company a written election to receive options to purchase common stock in lieu of all of such Non-Employee Director's annual cash retainer fee payable by the Company to such Non-Employee Director for services as a Director of the Company for the one-year period beginning on such September 1 ("Annual Retainer"). In the event a person is not a Non-Employee Director on the applicable September 1, if such person files with the Company, not later than the fifth business day after which such person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment, a written election to receive options to purchase common stock in lieu of all of such Non-Employee Director's Annual Retainer payable with respect to the remainder of such one-year period, options to purchase that number of shares of common stock set forth in the following sentence shall be granted to such Non-Employee Director on the tenth business day after the date such written election is filed with the Company. The number of shares (rounded to the nearest whole number) of common stock underlying such Non-Employee Director's options granted pursuant to the preceding sentence shall be determined by multiplying 2,500 by a fraction, the numerator of which is the number of days from and including the date on which such person was first elected or began to serve as a Non-Employee Director to and including the following August 31, and the denominator of which is 365. An election pursuant to this subsection 2(b) shall be irrrevocable on and after the second business day prior to the date of grant of the options.

    The purchase price per share of common stock subject to an option granted pursuant to this subsection 2(b) shall equal the fair market value of a share of common stock on the date of grant of such option.

    (c) Option Period and Exercisability. Except as otherwise provided in
  Section 3 of Article V of the Plan, each option granted under this Article IV shall not be exercisable during the first year following its date of grant. Thereafter, such option shall be fully exercisable on and after the first anniversary of its date of grant. Each option granted under this
  Article IV shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of common stock. Options granted under this Article IV shall be exercisable in accordance with the second paragraph of Section 3 of Article III.

    (d) Termination of Directorship. An option granted under this Article IV may be exercised during the optionee's continued service as a Director of the Company and for a period not in excess of one year following termination of service as a Director of the Company other than by reason of death and only within the original term of the option; provided, however, that if the optionee's service as a Director of the Company shall have terminated (i) after at least three but less than six years of service as a Director of the Company, such option may be exercised for a period not in excess of two years following such termination of service, (ii) after at least six but less than nine years of service as a Director of the Company, such option may be exercised for a period not in excess of three years following such termination of service, and (iii) after nine or more years of service as a Director of the Company, such option may be exercised for a period not in excess of four years following such termination of service, but in each case only within the original term of the option. In the event of the death of an optionee (i) while such optionee is serving as a Director of the Company or (ii) after termination of service as a Director of the Company and during the period in which an option is exercisable as determined in accordance with the preceding sentence, any outstanding option granted under this Article IV which is exercisable on the date of the optionee's death may be exercised to the extent then exercisable by the executor, administrator, personal representative, beneficiary or similar person of such deceased optionee within 90 days of the date of death, but in each case only within the original term of the option.

  3. Grants of Restricted Stock Awards. Each Non-Employee Director shall be granted fixed awards in the form of restricted stock as follows:

    (a) Time of Grant. On September 1, 1996 (or, if a person is not a Non-Employee Director on September 1, 1996 on the date on which such person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment), each person who is a Non-Employee Director on such date shall be granted a restricted stock award of 1,000 shares of common stock.

    (b) Vesting and Forfeiture. Except as otherwise provided in Section 3 of
  Article V of the Plan, the shares of common stock covered by a restricted stock award granted under this Article IV shall vest on the date of the third anniversary of the date of grant of such award, provided, however, the shares of common stock covered by such award shall be forfeited to and become the property of the Company if prior to vesting the holder of such award shall terminate service as a Director of the Company.

    (c) Restrictions on Transfers. Until the shares of common stock covered by a restricted stock award under this Article IV have become vested and until the date which is 30 days after the termination of service as a Director of the Company of the holder of such award, neither such award nor any shares of common stock covered by such award nor any rights thereunder
  (i) may be transferred or assigned by such holder other than by will or the laws of descent and distribution or (ii) shall be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of such holder under such award by virtue of any attempted execution, attachment or other process. Any transfer other than by will or the laws of descent and distribution or any attempted assignment, pledge or hypothocation, whether or not by operation of laws, shall be void. Notwithstanding the foregoing, in the event the shares of common stock covered by a restricted stock award under this Article IV vest as a result of a Change of Control, the Company shall, no later than five business days after the Acceleration Date, deliver to the holder one or more certificates for the vested shares, free of any restrictive legends, and destroy any stock powers relating to the vested shares. The Company shall be entitled to hold the certificate or certificates for shares of common stock covered by a restricted stock award under this Article IV until the restrictions on transfer set forth in this Article IV shall have lapsed.

    (d) Rights as a Shareholder. The holder of a restricted stock award under this Article IV shall have the right to vote the shares of common stock covered by such award and to receive dividends, if any, thereon, unless and until such shares are forfeited pursuant to subparagraph 3(b).

                                   V. OTHER

  1. Non-Transferability of Options. No option shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option. Each option may be exercised during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person. Except as permitted by the second preceding sentence, no option may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, such award and all rights thereunder shall immediately become null and void.

  2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any Federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E). An agreement relating to a grant or award hereunder may provide for shares of common stock to be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rates. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

  3. Acceleration Upon Change in Control. If while any performance award or fixed award granted under Article II or IV or any stock option granted under
Article III or IV is outstanding --

    (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

    (b) during any period of twenty-four (24) consecutive months (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause
  (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

    (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

    (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, (any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Company's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), (i) with respect to such performance awards, the highest level of achievement specified in the award shall be deemed met and the award shall be immediately and fully vested, (ii) with respect to such fixed awards, the period of continued employment or provision of services, as the case may be, specified in the award upon which the award is contingent shall be deemed completed and the award shall be immediately and fully vested and (iii) with respect to such options, all such options, whether or not then exercisable in whole or in part, shall be fully and immediately exercisable.

  4. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  5. No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to continued employment or engagement for services by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment or engagement for services of any person at any time without liability hereunder.

  6. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

  7. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

  8. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the sole stockholder of the Company.

  9. Foreign Eligible Persons. Without amending this Plan, the Committee may grant options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees, agents, consultants or advisors.

                                                                      EXHIBIT B

                             METROMAIL CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

  1. Purpose. The purpose of the Metromail Corporation 1997 Employee Stock Purchase Plan (the "Plan") is to provide employees of Metromail Corporation, a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined in Section 13) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase shares of the common stock of the Company ("Common Shares") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company and its Subsidiary Companies that, from time to time, adopt the Plan are sometimes hereinafter called collectively the "Participating Companies."

  2. Eligibility. Participation in the Plan shall be open to each employee of the Participating Companies (an "Eligible Employee") (a) who has been continuously employed by the Participating Companies for at least six months,
(b) whose customary employment by the Participating Companies is greater than 20 hours per week; and (c) whose customary employment by the Participating Companies is more than five months in any calendar year. No right to purchase Common Shares hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Shares hereunder (i) if, immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code), or (ii) if for a given calendar year such right would permit such employee's aggregate rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Companies exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year, all determined in the manner provided by section 423(b)(8) of the Code. In addition, the number of Common Shares which may be purchased by any Eligible Employee during any Purchase Period shall not exceed 400 shares.

  3. Effective Date of Plan; Purchase Periods. The Plan shall become effective on July 1, 1997 or on such later date as may be specified by the Board of Directors (the "Board") of the Company or the Committee (as defined in Section
11). The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board, it has been approved at a duly-called meeting of the stockholders of the Company.

  A "Purchase Period" shall consist of the three month period beginning on each July 1, October 1, January 1, and April 1, each commencing on or after the effective date and prior to termination of the Plan.

  4. Basis of Participation. (a) Payroll Deduction. Each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins after such employee has become an Eligible Employee.

  To enroll in the Plan, an Eligible Employee shall execute and deliver a payroll deduction authorization (the "Authorization") to the Company or its designated agent. The Authorization shall become effective on the first day of the Purchase Period following the execution and delivery of such Authorization. Each Authorization shall direct that payroll deductions be made by the employee's employer for each payroll period during which the employee is a participant in the Plan. The amount of each payroll deduction specified in an Authorization for each such payroll period shall be a whole percentage amount or a whole dollar amount, as determined by the Committee, in either case not to exceed 10%, or such lesser percentage as may be determined by the Committee, of the participant's current regular wage or salary (before withholding or other deductions) paid to him by any of the Participating Companies.

  Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with his Authorization until his participation in the Plan terminates, his Authorization is revised or the Plan terminates, all as hereinafter provided.

  A participant may not change the amount of his payroll deduction during any Purchase Period, except that a participant may elect to terminate his participation in the Plan as provided in Section 7 or 8.

  Payroll deductions shall be credited to a purchase account established on the books of the participant's employer on behalf of each participant (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to the purchase from the Company of the number of Common Shares determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Purchase Period. No interest shall accrue at any time for any amount credited to a Purchase Account of a participant.

  (b) Other Methods of Participation. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

  5. Purchase Price. The purchase price (the "Purchase Price") per Common Share hereunder for any Purchase Period shall be the lesser of 85% of the fair market value of a Common Share on the first day of such Purchase Period and 85% of the fair market value of a Common Share on the last day of such Purchase Period. If such sum results in a fraction of one cent, the Purchase Price shall be increased to the next higher full cent. The fair market value of a Common Share on a given day shall be deemed to be the closing sale price per share for the Common Shares on the New York Stock Exchange on such day or, if there shall be no such sale of Common Shares on such day, then on the next preceding day on which there shall have been such a sale. In no event, however, shall the Purchase Price be less than the par value of the Common Shares.

  6. Issuance of Shares. The Common Shares purchased by each participant shall be considered to be issued and outstanding to his credit as of the close of business on the last day of each Purchase Period. The total number of Common Shares purchased by all participants during each Purchase Period shall be issued, as of the last day in such Purchase Period, to a nominee or agent for the benefit of the participants. A participant will be issued a certificate for his shares when his participation in the Plan is terminated, the Plan is terminated or upon request, but in the last case only in denominations of at least 25 shares.

  After the close of each Purchase Period, a report will be sent to each participant stating the entries made to his Purchase Account, the number of Common Shares purchased and the applicable Purchase Price.

  7. Termination of Participation. A participant may elect at any time to terminate his participation in the Plan, provided such termination is received by the participant's employer in writing prior to the last business day of the Purchase Period for which such termination is to be effective. Upon any such termination, the participant's employer shall promptly deliver to such participant cash in an amount equal to the balance to his credit in his Purchase Account on the date of such termination, one or more certificates for the number of full Common Shares held for his benefit, and the cash equivalent for any fractional share so held. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a Common Share on the last day of the Purchase Period immediately preceding such termination, determined as provided in Section 5.

  If the participant dies, terminates his employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, his participation in the Plan shall immediately terminate. Upon such terminating event, cash in an amount equal to the balance to his credit in his Purchase Account on the date of such termination, one or more certificates for the number of full Common Shares held for his benefit, and the cash equivalent of any fractional share so held, determined as provided above in this Section 7, shall be delivered promptly to such participant or his legal representative, as the case may be.

  8. Termination or Amendment of the Plan. The Company, by action of the Board or the Committee, may terminate the Plan at any time. Notice of termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

  Without any action being required, the Plan will terminate in any event when the maximum number of Common Shares to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of shares remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board may determine an equitable basis of apportioning available shares among all participants.

  The Board or the Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan during the Purchase Period in which such amendment is to be effected, (b) increase the maximum number of Common Shares which may be purchased under the Plan, (c) decrease the Purchase Price of the Common Shares for any Purchase Period below the lesser of 85% of the fair market value thereof on the first day of such Purchase Period and 85% of such fair market value on the last day of such Purchase Period or (d) adversely affect the qualification of the Plan under section 423 of the Code.

  Upon termination of the Plan, the respective cash balance, if any, to the credit of each participant in his Purchase Account, one or more certificates for the number of full Common Shares held for his benefit, and the cash equivalent of any fractional share so held, determined as provided in Section 7, shall be promptly distributed to such participant.

  9. Non-Transferability. Rights acquired under the Plan are not transferable and may be exercised only by a participant. Common Shares purchased under the Plan by an Officer are not transferable for six months following the date of such purchase and, notwithstanding any other provision of the Plan, no certificate representing any Common Shares subject to such restriction on transfer shall be issued except as provided in the third sentence of Section 6.

  10. Stockholder's Rights. No Eligible Employee or participant shall by reason of the Plan have any rights of a stockholder of the Company until and to the extent he shall acquire Common Shares as herein provided.

  11. Administration of the Plan. The Plan shall be administered by the Human Resources Committee of the Board (the "Committee"), provided that the Board may otherwise appoint (A) the Board or (B) a committee consisting of two or more members of the Board, each of whom is a Non-Employee Director (within the meaning of Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, to act as the Committee. In addition to the power to amend or terminate the Plan pursuant to Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

  The Plan shall be administered so as to ensure all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

  12. Maximum Number of Shares. The maximum number of Common Shares which may be purchased under the Plan is 300,000 subject, however, to adjustment as hereinafter set forth. Common Shares sold hereunder may be treasury shares, authorized and unissued shares, or a combination thereof. If the Company shall, at any time after the effective date of the Plan, change its issued Common Shares into an increased number of shares, with or without par value, through a stock dividend or a split-up of shares, or into a decreased number of shares, with or without par value, through a combination of shares, then, effective with the record date for such change, the maximum number of Common Shares which thereafter may be purchased under the Plan and the maximum number of shares which thereafter may be purchased during any Purchase Period shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan and Purchase Period proportionately increased, in case of such stock dividend or split-up, or proportionately decreased in case of such combination of shares.

  13. Miscellaneous. (a) Except as otherwise expressly provided herein, any Authorization, election, notice or document under the Plan from an Eligible Employee or participant shall be delivered to his employer corporation or its designated agent and, subject to any limitations specified in the Plan, shall be effective when so delivered.

  (b) The term "business day" shall mean any day other than Saturday, Sunday or a legal holiday in Illinois.

   (c) The term "Officer" shall mean any officer within the meaning of Rule 16a-1(f) under Section 16 of the Securities Exchange Act of 1934, as amended.

  (d) The term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent.

  (e) The Plan, and the Company's obligation to sell and deliver Common Shares hereunder, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

  14. Change in Control. In order to maintain the participants' rights in the event of any Change in Control of the Company, as hereinafter defined, upon such Change in Control the then current Purchase Period shall thereupon end, and all participants' Purchase Accounts shall be applied to purchase shares pursuant to Section 5, and the Plan shall immediately thereafter terminate. "Change in Control" shall have the meaning assigned to such term in the Amended and Restated Metromail Corporation 1996 Stock Incentive Plan.

PROXY                        METROMAIL CORPORATION                         PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD APRIL 24,
                                      1997

  The undersigned hereby appoints Barton L. Faber and Susan L. Henricks, and each of them, the proxy or proxies of the undersigned with full power of substitution to vote all shares of the common stock of Metromail Corporation, a Delaware corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 24, 1997, or adjournments thereof, with all powers the undersigned would possess if personally present, on the following as specified and, in their discretion, on such other matters as may properly come before the meeting.

  Proposal 1: Election of Directors.

            Jonathan P. Ward

     [_] FOR the Nominee listed above     [_] WITHHOLD AUTHORITY to vote
                                            for the Nominee listed above

  Proposal 2: Approval of Amended and Restated Metromail Corporation 1996 Stock Incentive Plan.

                         [_] FOR[_] AGAINST[_] ABSTAIN

  Proposal 3: Approval of Metromail Corporation 1997 Employee Stock Purchase
Plan.

                         [_] FOR[_] AGAINST[_] ABSTAIN

                         (Please sign on reverse side.)
  When properly executed, this proxy will be voted as directed. If no direction is given, this proxy will be voted FOR the election of the nominee, FOR Proposal 2 and FOR Proposal 3 and in the discretion of the proxies nominated hereby on any other business as may properly come before the meeting.

                                       Dated: ___________________________, 1997

  Please sign exactly as name appears below
                                       ----------------------------------------
                                                      Signature

                                       ----------------------------------------
                                              Signature, if held jointly

                                       Please sign exactly as your name ap-
                                       pears on this Proxy. If shares are reg-
                                       istered in more than one name, the sig-
                                       natures of all such holders are re-
                                       quired. A corporation should sign in
                                       its full corporate name by a duly au-
                                       thorized officer, stating such offi-
                                       cer's title and official capacity, giv-
                                       ing the full title as such. A partner-
                                       ship should sign in the partnership
                                       name by an authorized person, stating
                                       such person's title and relationship to
                                       the partnership.

                                       PLEASE COMPLETE, DATE, SIGN AND RETURN
                                       THIS PROXY PROMPTLY, USING THE ENCLOSED
                                       ENVELOPE.